UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 27, 2014

MATSON, INC.

(Exact Name of Registrant as Specified in its Charter)

HAWAII	001-34187	99-0032630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1411 Sand Island Parkway
Honolulu, Hawaii	96819
(Address of principal executive offices)	(zip code)

 Registrant’s telephone number, including area code: (808) 848-1211

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events

On August 27, 2014, the Compensation Committee of the Board of Directors of Matson, Inc. (the “Company”) approved an amendment to Section 3.02 of the Matson, Inc. Excess Benefits Plan (the “Excess Benefits Plan”).  The amendment modifies the employee participation criteria for the Excess Benefits Plan to reflect the Company’s current salary structure.

A copy of the amended and restated Excess Benefits Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to such Exhibit.

Item 9.01.                                        Financial Statements and Exhibits.

(a) - (c) Not applicable.

(d) Exhibits.

The exhibits listed below are being furnished with this Form 8-K.

10.1                        Matson, Inc. Excess Benefits Plan, amended and restated effective as of August 27, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATSON, INC.

/s/ Peter T. Heilmann
Peter T. Heilmann
Senior Vice President and Chief Legal Officer

Dated: August 28, 2014